Exhibit 4(a)
Form of Indenture

--------------------------------------------------------------------------------

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                    B. F. SAUL REAL ESTATE INVESTMENT TRUST,
                                     Obligor

                                       AND

                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                Indenture Trustee

                    ----------------------------------------

                                    Indenture

                            Dated as of [____], 2003

                    ----------------------------------------


                                   $50,000,000

                           NOTES DUE FROM ONE YEAR TO
                          TEN YEARS FROM DATE OF ISSUE

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

                              CROSS REFERENCE TABLE
                                 OF INDENTURE OF
                     B. F. SAUL REAL ESTATE INVESTMENT TRUST
                        TO SECTIONS 310 THROUGH 318(a) OF
                         THE TRUST INDENTURE ACT OF 1939

         Section of Trust                                     Section of
         Indenture Act                                        Indenture
310(a)(l)and(2) ..........................................    6.09
         (a)(3) and (4) ..................................    Not Applicable
         (b) .............................................    6.08
         .................................................    6.10(d)
         (c) .............................................    Not Applicable
311(a)   .................................................    6.13(a)
         (b) .............................................    6.13(b)
         (c) .............................................    Not Applicable
312(a)   .................................................    7.01
         .................................................    7.02(a)
         (b) .............................................    7.02(b)
         (c) .............................................    7.02(c)
313(a)(l)(2)(3)(4)(6) and (7) ............................    7.03(a)
         (a)(5) ..........................................    Not Applicable
         (b)(l) ..........................................    Not Applicable
         (b)(2) ..........................................    7.03(b)
         (c) .............................................    7.03(a)
         .................................................    7.03(b)
         (d) .............................................    7.03(c)
314(a)   .................................................    7.04
         (b) .............................................    Not Applicable
         (c)(l) and (2) ..................................    1.02
         (c)(3) ..........................................    Not Applicable
         (d) .............................................    Not Applicable
         (e) .............................................    1.02
         (f) .............................................    Not Applicable
315(a)   .................................................    6.01(a)
         (b) .............................................    6.02
         (c) .............................................    6.01(b)
         (d) .............................................    6.01(c)
         (d)(l) ..........................................    6.01(a)
         (d)(2) ..........................................    6.0l(c)(2)
         (d)(3) ..........................................    6.01(c)(3)
         (e) .............................................    5.14
316(a)   .................................................    1.01
         (a)(l)(A) .......................................    5.02, 5.12
         (a)(l)(B) .......................................    5.13
         (a)(2) ..........................................    Omitted
         (b) .............................................    5.08
317(a)(1) ................................................    5.03
   (a)(2) ................................................    5.04
   (b) ...................................................    10.03
318(a) ...................................................    1.07

                                TABLE OF CONTENTS

                                                                          PAGE
Parties .................................................................    1

Recitals ................................................................    1

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION .....    1

  SECTION 1.01.  Definitions. ...........................................    1

   Act ..................................................................    2

   Affiliate ............................................................    2

   Authorized Newspaper .................................................    2

   Business Day .........................................................    2

   Commission ...........................................................    2

   Corporate Trust Office ...............................................    2

   Declaration of Trust .................................................    2

   Event of Default .....................................................    2

   Holder ...............................................................    2

   Indenture Trustee ....................................................    2

   Independent ..........................................................    2

   Interest Payment Date ................................................    3

   Maturity .............................................................    3

   Noteholder ...........................................................    3

   Note Register ........................................................    3

   Officers' Certificate ................................................    3

   Opinion of Counsel ...................................................    3

   Outstanding ..........................................................    3

   Paying Agent .........................................................    4

   Person ...............................................................    4

   Place of Payment .....................................................    4

   Predecessor Notes ....................................................    4

   Record Date ..........................................................    4

   Redemption Date ......................................................    4

   Regular Record Date ..................................................    4

   Responsible Officer ..................................................    4

   Shares ...............................................................    4

   Special Record Date ..................................................    4

   Stated Maturity ......................................................    5

   Subsidiary ...........................................................    5

     Trust .....................................................................   5

     Trustees' Resolution ......................................................   5

     Trust Indenture Act or TIA ................................................   5

     Trust Request and Trust Order .............................................   5

     Vice President ............................................................   5

   SECTION 1.02.  Compliance Certificates and Opinions. ........................   5

   SECTION 1.03.  Form of Documents Delivered to Indenture Trustee. ............   6

   SECTION 1.04.  Acts of Noteholders. .........................................   6

   SECTION 1.05.  Notices, etc., to Indenture Trustee and Trust. ...............   7

   SECTION 1.06.  Notices to Noteholders; Waiver. ..............................   7

   SECTION 1.07.  Conflict with Trust Indenture Act. ...........................   8

   SECTION 1.08.  Effect of Headings and Table of Contents. ....................   8

   SECTION 1.09.  Successors and Assigns. ......................................   8

   SECTION 1.10.  Separability Clause. .........................................   8

   SECTION 1.11.  Benefits of Indenture. .......................................   8

   SECTION 1.12.  Governing Law. ...............................................   8

   SECTION 1.13.  Execution of Agreement by Trust. .............................   8

 ARTICLE TWO NOTE FORMS ........................................................   9

   SECTION 2.01.  Forms Generally. .............................................   9

   SECTION 2.02.  Form of Note. ................................................   9

 ARTICLE THREE THE NOTES .......................................................  12

   SECTION 3.01.  Title and Terms. .............................................  12

   SECTION 3.02.  Form and Denominations. ......................................  12

   SECTION 3.03.  Execution, Authentication, Delivery and Dating. ..............  12

   SECTION 3.04.  Temporary Notes. .............................................  13

   SECTION 3.05.  Registration, Transfer and Exchange. .........................  14

   SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Notes. .................  14

   SECTION 3.07.  Payment of Interest; Interest Rights Preserved. ..............  15

   SECTION 3.08.   Persons Deemed Owners .............................................................    16

   SECTION 3.09.   Cancellation ......................................................................    16

ARTICLE FOUR SATISFACTION AND DISCHARGE ..............................................................    17

   SECTION 4.01.   Satisfaction and Discharge of Indenture ...........................................    17

   SECTION 4.02.   Application of Trust Money ........................................................    18

ARTICLE FIVE REMEDIES ................................................................................    18

   SECTION 5.01.   Event of Default ..................................................................    18

   SECTION 5.02.   Acceleration of Maturity; Rescission and Annulment ................................    19

   SECTION 5.03.   Collection of Indebtedness and Suits for Enforcement by Indenture Trustee .........    20

   SECTION 5.04.   Indenture Trustee May File Proofs of Claim ........................................    20

   SECTION 5.05.   Indenture Trustee May Enforce Claims Without Possession of Notes ..................    21

   SECTION 5.06.   Application of Money Collected ....................................................    21

   SECTION 5.07.   Limitation on Suits ...............................................................    21

   SECTION 5.08.   Unconditional Right of Noteholders to Receive Principal and Interest ..............    22

   SECTION 5.09.   Restoration of Rights and Remedies ................................................    22

   SECTION 5.10.   Rights and Remedies Cumulative ....................................................    22

   SECTION 5.11.   Delay or Omission Not Waiver ......................................................    23

   SECTION 5.12.   Control by Noteholders ............................................................    23

   SECTION 5.13.   Waiver of Past Defaults ...........................................................    23

   SECTION 5.14.   Undertaking for Costs .............................................................    23

   SECTION 5.15.   Waiver of Stay or Extension Laws ..................................................    24

   ARTICLE SIX THE INDENTURE TRUSTEE .................................................................    24

   SECTION 6.01.   Certain Duties and Responsibilities ...............................................    24

   SECTION 6.02.   Notice of Defaults ................................................................    25

   SECTION 6.03.   Certain Rights of Indenture Trustee ...............................................    25

   SECTION 6.04.   Not Responsible for Recitals or Issuance of Notes .................................    26

   SECTION 6.05.   May Hold Notes ......................................................................   26

   SECTION 6.06.   Money Held in Trust .................................................................   26

   SECTION 6.07.   Compensation and Reimbursement ......................................................   26

   SECTION 6.08.   Disqualification; Conflicting Interests .............................................   27

   SECTION 6.09.   Corporate Trustee Required; Eligibility .............................................   32

   SECTION 6.10.   Resignation and Removal; Appointment of Successor ...................................   32

   SECTION 6.11.   Acceptance of Appointment by Successor ..............................................   33

   SECTION 6.12.   Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee ....   33

   SECTION 6.13.   Preferential Collection of Claims against Trust .....................................   34

ARTICLE SEVEN NOTEHOLDERS' LISTS AND REPORTS BY INDENTURE TRUSTEE AND TRUST ............................   37

   SECTION 7.01.   Trust to Furnish Indenture Trustee Names and Addresses of Noteholders ...............   37

   SECTION 7.02.   Preservation of Information; Communications to Noteholders ..........................   37

   SECTION 7.03.   Reports by Indenture Trustee ........................................................   38

   SECTION 7.04.   Reports by Trust ....................................................................   39

ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER ............................................   40

   SECTION 8.01.   Trust May Consolidate, etc., only on Certain Terms ..................................   40

   SECTION 8.02.   Successor Substituted ...............................................................   41

ARTICLE NINE SUPPLEMENTAL INDENTURES ...................................................................   41

   SECTION 9.01.   Supplemental Indentures Without Consent of Noteholders ..............................   41

   SECTION 9.02.   Supplemental Indentures With Consent of Noteholders .................................   42

   SECTION 9.03.   Execution of Supplemental Indentures ................................................   43

   SECTION 9.04.   Effect of Supplemental Indentures ...................................................   43

   SECTION 9.05.   Conformity with Trust Indenture Act .................................................   43

   SECTION 9.06.   Reference in Notes to Supplemental Indentures .......................................   43

ARTICLE TEN COVENANTS ..................................................................................   43

   SECTION 10.01.        Payment of Principal and Interest. ..................................................    43


   SECTION 10.02.        Maintenance of Office or Agency. ....................................................    43


   SECTION 10.03.        Money for Note Payments to be Held in Trust. ........................................    44


   SECTION 10.04.        Payment of Taxes and other Claims. ..................................................    45


   SECTION 10.05.        Maintenance of Properties. ..........................................................    45


   SECTION 10.06.        Statement as to Compliance. .........................................................    45


   SECTION 10.07.        Existence. ..........................................................................    45


   SECTION 10.08.        Maintenance of Insurance. ...........................................................    46


   SECTION 10.09.        Waiver of Certain Covenants. ........................................................    46


   ARTICLE ELEVEN REDEMPTION OF CERTAIN NOTES ................................................................    46


   SECTION 11.01.        Right of Redemption; Redemption Price. ..............................................    46


   SECTION 11.02.        Applicability of Article. ...........................................................    46


   SECTION 11.03.        Election to Redeem; Notice to Indenture Trustee. ....................................    46


   SECTION 11.04.        Selection of Notes to be Redeemed. ..................................................    47


   SECTION 11.05.        Notice of Redemption. ...............................................................    47


   SECTION 11.06.        Deposit of Redemption Price. ........................................................    47


   SECTION 11.07.        Notes Payable on Redemption Date. ...................................................    47


ARTICLE TWELVE IMMUNITY OF ORGANIZERS, HOLDERS OF SHARES OF BENEFICIAL INTEREST OF TRUST, OFFICERS AND
TRUSTEES .....................................................................................................    48


   SECTION 12.01.        Exemption from Individual Liability. ................................................    48

   SECTION 12.02.        No Liability Other Than of Trust. ...................................................    48

         INDENTURE dated as of [______], 2003, between B. F. SAUL REAL ESTATE INVESTMENT TRUST (hereinafter called the "Trust"), a Maryland real estate investment trust established pursuant to a declaration of trust dated July 31, 1962 and currently operating and existing pursuant to a Second Amended and Restated Declaration of Trust, dated as of January 31, 2002 (hereinafter called the "Declaration of Trust"), a copy of which is on file with the Department of Assessments and Taxation of the State of Maryland, having its principal office at 7501 Wisconsin Avenue, Bethesda, Maryland, and U.S. BANK TRUST NATIONAL ASSOCIATION (hereinafter called the "Indenture Trustee") having its Corporate Trust Office at the date hereof at 100 Wall Street, Suite 1600, New York, NY 10005, Attn: Corporate Trust Department.

                              RECITALS OF THE TRUST

         The Trust has duly authorized the creation of an issue of its Notes Due From One Year to Ten Years From Date of Issue (hereinafter called the "Notes") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Trust has duly authorized the execution and delivery of this Indenture.

         All things necessary to make the Notes, when executed by the Trust and authenticated and delivered hereunder and duly issued by the Trust, the valid obligations of the Trust and to make this Indenture a valid agreement of the Trust, in accordance with their and its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                  ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 1.01.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

               (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

               (4) "This Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof; and

               (5) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Six, are defined separately in that Article.

         "Act" when used with respect to any Noteholder has the meaning specified in Section 1.04.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authorized Newspaper" means a newspaper of general circulation in The City of New York, printed in the English language and customarily published on each Business Day.

         "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in The City of New York are lawfully authorized or obligated by law or executive order to close.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Corporate Trust Office" when used with respect to the Indenture Trustee means said office of the Indenture Trustee at the location set forth in the first paragraph of this instrument or at any future location thereof, or said office of any successor Indenture Trustee.

         "Declaration of Trust" means the Second Amended and Restated Declaration of Trust referred to in the first paragraph of this instrument as the same may from time to time be amended or restated.

         "Event of Default" has the meaning specified in Article Five.

         "Holder" when used with respect to any Note means a Noteholder.

         "Indenture Trustee" means the Person named as the "Indenture Trustee" in the first paragraph of this instrument until a successor Indenture Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Indenture Trustee" shall mean such successor Indenture Trustee.

         "Independent" when used with respect to any specified Person means such a Person who (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Trust or in any other obligor upon the Notes or in any Affiliate of the Trust or of such other obligor, and (3) is not connected with the Trust or such other obligor or any Affiliate of the Trust or of such other obligor, as an officer, employee, promoter, organizer, underwriter, trustee, partner, director or Person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by a Trust Order and approved by the Indenture Trustee in the exercise of reasonable care, and such Opinion of Counsel or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

         "Maturity" when used with respect to any Note means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption or otherwise.

         "Noteholder" means a Person in whose name a Note is registered in the Note Register.

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 3.05.

         "Officers' Certificate" means a certificate signed, by any of the Trustees, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Trust, and delivered to the Indenture Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Trust, including an employee of either the Trust or an affiliate of the Trust.

         "Outstanding" when used with respect to Notes means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, or any Indenture supplemental hereto entered into pursuant to Section 9.01, except:

                         (i) Notes theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

                         (ii) Notes for whose payment (or redemption) money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture, or any Indenture supplemental hereto entered into pursuant to Section 9.01, or provision therefor satisfactory to the Indenture Trustee has been made; and

                         (iii) Notes in exchange for or in lieu of which other
                    Notes have been authenticated and delivered pursuant to this Indenture or Indenture supplemental hereto entered into pursuant to Section 9.01;

provided, however, that in determining whether the Holders of the requisite principal amount of Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Trust or any other obligor upon the Notes or any Affiliate of the Trust or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Trust or any other obligor upon the Notes or any Affiliate of the Trust or such other obligor.

         "Paying Agent" means any Person (including the Trust acting as Paying Agent) authorized by the Trust to pay the principal of (and premium, if any) or interest on any Notes on behalf of the Trust. Initially, the Trust will act as its own Paying Agent.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" means a city or any political subdivision thereof designated as such in Section 10.02.

         "Predecessor Notes" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 3.06 in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

         "Record Date" means either a Regular Record Date or a Special Record Date.

         "Redemption Date" when used with respect to any Note to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the twentieth day (whether or not a Business Day) preceding such Interest Payment Date.

         "Responsible Officer" when used with respect to the Indenture Trustee means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Shares" means any shares of beneficial interest of the Trust or other equity securities, including options, warrants and other rights to purchase such shares of beneficial interest, of the Trust of any class which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust.

         "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 3.07) means a date fixed by the Indenture Trustee pursuant to
Section 3.07.

         "Stated Maturity" when used with respect to any Note or any installment of interest thereon means the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.

         "Subsidiary" means any corporation, company, partnership, association, business trust or other like entity more than 50% (by voting power) of the voting securities of which is owned and controlled by the Trust or by one or more other Subsidiaries or by the Trust in conjunction with one or more other Subsidiaries. The term "voting securities" shall mean those securities of any such entity having voting power for the election of directors, trustees or other governing body, either at all times or only so long as no senior class of securities has such voting power arising out of default in dividends or the existence of some other default.

         "Trust" means the Person named as the "Trust" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trust" shall mean such successor Person.

         "Trustees' Resolution" means a copy of a resolution certified by the Chairman, the Secretary or an Assistant Secretary of the Trust to have been duly adopted by the Trustees and to be in full force and effect on the date of such certification, and delivered to the Indenture Trustee.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed.

         "Trust Request" and "Trust Order" mean, respectively, a written request or order signed in the name of the Trust by any of the Trustees, its Chairman, a Vice Chairman, a Vice President, its Treasurer, an Assistant Treasurer, Secretary, or an Assistant Secretary, and delivered to the Indenture Trustee.

         "Vice President" when used with respect to the Trust or the Indenture Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title.

         SECTION 1.02.  Compliance Certificates and Opinions.

         Upon any application or request by the Trust to the Indenture Trustee to take any action under any provisions of this Indenture, the Trust shall furnish to the Indenture Trustee an Officers' Certificate stating that all conditions precedent (including any covenant compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provisions of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.03.  Form of Documents Delivered to Indenture Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Trust may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Trust stating that the information with respect to such factual matters is in the possession of the Trust, unless such Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.04.  Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Trust. Such instrument or instruments and the action embodied therein and evidenced thereby are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Trust, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.

         (c) The principal amount of and serial numbers of Notes held by any Person, and the date of holding the same, shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every
Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Indenture Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 1.05.  Notices, etc., to Indenture Trustee and Trust.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Indenture Trustee by any Noteholder or by the Trust shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

               (2) the Trust by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, or delivered by recognized courier to the Trust addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Indenture Trustee by the Trust.

         SECTION 1.06.  Notices to Noteholders; Waiver.

         Where this Indenture provides for notice of any event to Noteholders by the Trust or the Indenture Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Noteholder affected by such event, at his address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders. Any notice mailed to a Noteholder in the manner herein prescribed shall be conclusively deemed to have been received such Noteholder, whether or not such Noteholder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of publication of any Authorized Newspaper or suspension of or irregularities in mail service, or by reason of any other cause, it shall be impracticable to mail notice of any event to Noteholders or, if applicable, to make publication of any notice in an Authorized Newspaper or Authorized Newspapers when such notice is required to be given pursuant to any provision of this Indenture, , then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

         SECTION 1.07.  Conflict with Trust Indenture Act.

         If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

         SECTION 1.08.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.09.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Trust shall bind its successors and assigns, whether so expressed or not.

         SECTION 1.10.  Separability Clause.

         In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.11.  Benefits of Indenture.

         Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.12.  Governing Law.

         This Indenture and each Note shall be deemed to be a contract made under and to be performed in accordance with the laws of the State of Maryland, and this Indenture and each Note, including the validity thereof, shall be construed in accordance with and governed by the laws, including the conflict of laws rules, of said State.

         SECTION 1.13.  Execution of Agreement by Trust.

         The name "B.F. Saul Real Estate Investment Trust" is the designation of the Trustees of the Trust under a Declaration of Trust. All persons dealing with the Trust must look solely to the property and assets of the Trust for the enforcement of any claims against the Trust, and none of the Trustees, shareholders, officers, employees or agents of the Trust in their individual capacities assume any personal liability for the obligations of the Trust and the respective properties of the Trustees, shareholders, officers, employees and agents of the Trust in their individual capacities shall not be subject to the claims of any such persons with respect to any such obligations.

                                  ARTICLE TWO
                                   NOTE FORMS

        SECTION 2.01.  Forms Generally.

        The Notes and the certificates of authentication thereon shall be in substantially the forms set forth in this Article with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

        The definitive Notes shall be printed, lithographed or engraved or produced by any combination of those methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

        SECTION 2.02.  Form of Note.


                             B. F. SAUL REAL ESTATE INVESTMENT TRUST

                                      NOTE

        No.                                         $_______________
        Registered Owner:                           Interest Rate:
        Principal Amount:                           Stated Maturity:

        B. F. SAUL REAL ESTATE INVESTMENT TRUST (hereinafter called the "Trust," which term includes any successor trust or corporation under the Indenture hereinafter referred to), operating as a Maryland real estate investment trust, duly organized pursuant to a declaration of trust dated July 31, 1962 and currently operating and existing pursuant to a Second Amended and Restated Declaration of Trust dated as of January 31, 2002 (hereinafter called the "Declaration of Trust"), for value received, hereby promises to pay to the Registered Owner shown above, or registered assigns, the Principal Amount shown above on the Stated Maturity shown above, and to pay interest on said Principal Amount at the per annum Interest Rate shown above, semi-annually on the day six months from the date of issue and each succeeding six months thereafter ("Interest Payment Dates"), from and after the date of this Note until the principal hereof has been paid or duly provided for, and on the Stated Maturity. All such payments shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. The interest so payable on any Interest Payment Date, and punctually paid or duly provided for, will be paid, as provided in said Indenture, to the person in whose name this Note (or one or more Predecessor Notes, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest which shall be the twentieth day (whether or not a Business Day) preceding such Interest Payment Date and will be paid by check mailed to the registered address of such person. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date, and may be paid to the person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Indenture Trustee (as hereinafter defined), notice whereof shall be given to Noteholders not less than 10 days prior to such Special Record Date, or may be paid at any time in any lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the Principal Amount of this Note due at maturity will be made at the office of U.S. Bank Trust National Association 100 Wall Street, Suite 1600, New York, NY 10005, Attn: Corporate Trust Department.

         This Note is one of the duly authorized issue of Notes of the Trust designated as its Notes Due From One Year to Ten Years From Date of Issue (herein called the "Notes"), issued and to be issued under an Indenture dated as of [______], 2003 (as supplemented, herein called the "Indenture"), between the Trust and U.S. Bank Trust National Association, as Indenture Trustee (herein called the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Trust, the Indenture Trustee and the holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized terms used herein and not defined have the meanings given to such terms in the Indenture.

         The Trust may, at its sole election, redeem any of the Notes having a Stated Maturity of more than one year from date of issue on any Interest Payment Date with respect to such Note on or after the first anniversary of the date of issue of such Note at a Redemption Price (exclusive of the installment of interest due on the Redemption Date, payment of which shall have been made or duly provided for to the registered holder on the relevant Record Date) equal to the Principal Amount of the Note so redeemed.

         If an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions permitting the Trust and the Indenture Trustee, without the consent of the holders of the Notes, to increase the aggregate principal amount of Notes issuable thereunder by one or more supplemental indentures. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the holders of the Notes under the Indenture at any time by the Trust with the consent of the holders of 66 2/3% in aggregate principal amount of the Notes at the time Outstanding, as defined in the Indenture. The Indenture also contains provisions permitting the holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, as defined in the Indenture, on behalf of the holders of all the Notes, to waive compliance by the Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Trust, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Note Register of the Trust, upon surrender of this Note for transfer at the office or agency of the Trust maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trust and the Note Registrar duly executed by, the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, interest rate and maturity date, will be issued to the designated transferee or transferees. As provided in the Indenture, if at any time the Trust shall fail to maintain such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee.

     The Notes are issuable only as registered Notes, without coupons, in denominations of $1,000 and integral multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes (with a like interest rate and maturity date) of a different authorized denomination as requested by the holder surrendering the same.

     No service charge will be made for any such transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trust, the Indenture Trustee and any agent of the Trust or the Indenture Trustee may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Trust, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The covenants and obligations set forth in this Note and in the Indenture as having been made by the Trust have been made or assumed by the trustees of the Trust acting as such trustees pursuant to the authority vested in them under the Declaration of Trust. This Note and the Indenture have been executed by trustees or officers of the Trust in their capacities as trustees or officers under the Declaration of Trust, and not individually, and, in accordance with the provisions of the Declaration of Trust, the covenants and obligations of the Trust or the trustees of the Trust hereunder and under the Indenture are not personally binding upon, nor shall resort be had to the private property of, any of the trustees or shareholders, officers, employees or agents of the Trust, but the Trust property only shall be bound.

     No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, personally, against any organizer of the Trust, holder of shares of beneficial interest of the Trust, officer or trustee, past, present or future, as such, of the Trust or of any predecessor or successor of the Trust whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Trust has caused this Instrument to be duly executed under its common seal.

Dated: ____________________

Attest:                                  B. F. SAUL REAL ESTATE INVESTMENT TRUST

________________________________    By: _________________________________


This is one of the Notes referred to in the within-mentioned Indenture.

                                        U.S. BANK TRUST, NATIONAL ASSOCIATION,
                                        as Indenture Trustee

                                    By: ___________________________________
                                            Authorized Signature

                                  ARTICLE THREE
                                    THE NOTES

     SECTION 3.01. Title and Terms.

     The Notes shall be designated as Notes Due From One Year to Ten Years from Date of Issue. The initial aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $50,000,000, except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Notes pursuant to Section 3.04, 3.05, 3.06 or 9.06. Additional Notes in excess of such aggregate principal amount may be issued pursuant to supplemental indentures as provided by Section 9.01.

     Interest rates on the Notes will be subject to change by the Trust from time to time for various maturities, but no such change will affect any Notes issued prior thereto. Interest on each Note shall be payable semi annually on the date six months from the date of issue and each six months thereafter ("Interest Payment Dates") from and after the date of issue of the Note until the principal thereof has been paid or duly provided for, and on the Stated Maturity date. The interest so payable on any Interest Payment Date, and punctually paid or duly provided for, will be paid, as provided herein, to the Person in whose name the Note (or one or more Predecessor Notes as defined herein) is registered at the close of business on the Regular Record Date for such interest which shall be the twentieth day (whether or not a Business Day) preceding such Interest Payment Date and will be paid by check mailed to the registered address of such Person.

     The principal of (and premium, if any) and accrued interest due at maturity on the Notes shall be payable at the office or agency of the Trust maintained for such purpose pursuant to Section 10.02.

     SECTION 3.02. Form and Denominations.

     The Notes may be issued only as registered notes, without coupons, in denominations of $1,000 and integral multiples of $1,000. The Trust may require that purchases be for amounts which exceed $1,000.

     SECTION 3.03. Execution, Authentication, Delivery and Dating.

     The Notes shall be executed on behalf of the Trust by its Chairman of the Board, one of its Trustees or by one of its Vice Presidents under its common seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these individuals on the Notes may be manual or facsimile and may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Notes.

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

     Notes bearing the manual or facsimile signatures of individuals who were at any time the proper Trustees or officers of the Trust shall bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     At any time and from time to time after the execution and delivery of this Indenture, the Trust may deliver Notes executed by the Trust to the Indenture Trustee for authentication. The Indenture Trustee shall authenticate and deliver such Notes upon a Trust Order, without any further action by the Trust.

     All Notes shall be dated the date of their authentication and shall bear interest from the date of issue at the rate, and mature on the date, set forth in the Trust Order requesting their authentication.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Indenture Trustee by manual signature by an authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     In case the Trust, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey or transfer its assets substantially as an entirety to any other Person or Persons (other than a transfer pursuant to Section 8.03) and the successor Person resulting from such consolidation, or surviving such merger, or into which the Trust shall have been merged, or the Person or Persons which shall have received a conveyance or transfer as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Notes authenticated or delivered prior to such consolidation, merger, conveyance or transfer may, from time to time, at the request of the successor Person, be exchanged for other Notes executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Notes surrendered for such exchange and of like principal amount; and the Indenture Trustee, upon Trust Request of the successor Person, shall authenticate and deliver Notes as specified in such request for the purpose of such exchange. If Notes shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Notes, such successor Person, at the option of the Noteholders but without expense to them, shall provide for the exchange of all Notes at the time Outstanding for Notes authenticated and delivered in such new name. Each Note delivered under this
Section 3.03 shall bear the date of issue of the Note which was surrendered for it.

     SECTION 3.04. Temporary Notes.

     Pending the preparation of definitive Notes, the Trust may execute, and upon a Trust Order the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

     If temporary Notes are issued, the Trust will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Trust maintained for such purpose pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Trust shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor definitive Notes of authorized denominations of a like aggregate principal amount, interest rate and maturity date. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

     SECTION 3.05. Registration, Transfer and Exchange.

     The Trust shall cause to be kept at the Corporate Trust Office of the Indenture Trustee a register (herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Notes and the registration of transfers of Notes. The Note Register shall be in written form or in any form capable of being reduced into written form within a reasonable time. The Indenture Trustee is hereby initially appointed "Note Registrar" for the purpose of registering Notes and registering transfers of Notes as herein provided.

     Upon surrender for transfer of any Note at the office or agency of the Trust maintained for that purpose in a Place of Payment, the Trust shall execute, and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, of a like aggregate principal amount, interest rate and maturity date.

     At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations, of a like aggregate principal amount, interest rate and maturity date, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Trust shall execute, and the Indenture Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

     All Notes issued upon any transfer or exchange of Notes shall be the valid obligations of the Trust, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such transfer or exchange.

     Every Note presented or surrendered for transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trust and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any transfer or exchange of Notes, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes, other than exchanges pursuant to Section 3.04 or 9.06 not involving any transfer.

     The Trust shall not be required (i) to issue, register or transfer of any Note during a period beginning at the opening of business 15 days before the selection of Notes to be redeemed under Section 11.04 and ending at the close of business on the day of such mailing of the relevant notice of redemption, or
(ii) to register the transfer of any Note so selected for redemption.

     SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Notes.

     If (i) any mutilated Note is surrendered to the Indenture Trustee, or (ii) the Trust and the Indenture Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Trust and the

Indenture Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trust or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Trust shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor and principal amount, interest rate and maturity date, bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Trust in its discretion may, instead of issuing a new Note, pay such Note.

     Upon the issuance of any new Note under this Section, the Trust may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

     Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Trust, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 3.07. Payment of Interest; Interest Rights Preserved.

     Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest; provided that, payment of interest shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register.

     Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder; and, except as hereinafter provided, such Defaulted Interest may be paid by the Trust, at its election in each case, as provided in Clause (1) or Clause (2) below:

          (1) The Trust may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Trust shall notify the Indenture Trustee in writing of the percentage of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment (which must be at least 30 days subsequent to such notification), and at the same time the Trust shall deposit with the Indenture Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Indenture Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Indenture Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Indenture Trustee of the notice of the proposed payment. The Indenture Trustee shall promptly notify the Trust of such Special Record Date and, in the name and at the expense of the Trust, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Noteholder at his address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. The Indenture Trustee may, in its discretion, in the name and at the expense of the Trust, cause a similar notice to be published at least once in an Authorized Newspaper in the Place of Payment, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause
     (2).

          (2) The Trust may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Trust to the Indenture Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Indenture Trustee.

     Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

     SECTION 3.08. Persons Deemed Owners.

     Prior to the due presentment of a Note for transfer, the Trust, the Indenture Trustee and any agent of the Trust or the Indenture Trustee may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any, on), and (subject to Section 3.07) interest on, such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Trust, the Indenture Trustee nor any agent of the Trust or the Indenture Trustee shall be affected by notice to the contrary.

     SECTION 3.09. Cancellation.

     All Notes surrendered for payment, transfer or exchange shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by it. The Trust may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Trust may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Indenture Trustee shall be destroyed and a certificate of such destruction delivered to the Trust.

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                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

     SECTION 4.01. Satisfaction and Discharge of Indenture.

     This Indenture shall cease to be of further effect (except as to any surviving rights of transfer or exchange of Notes herein expressly provided for), and the Indenture Trustee, on demand of and at the expense of the Trust, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, and
          (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Trust and thereafter repaid to the Trust or discharged from such trust, as provided in
          Section 10.03) have been delivered to the Indenture Trustee for cancellation; or

               (B) all such Notes not theretofore delivered to the Indenture Trustee for cancellation

                    (i)   have become due and payable,

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Trust,

          and the Trust, in the case of (i), (ii), or (iii) above, has deposited or caused to be deposited with the Indenture Trustee as trust funds in trust an amount sufficient to pay at their Stated Maturity all such Notes not theretofore delivered to the Indenture Trustee for cancellation, including principal (and premium, if any) and interest due or to become due on their Stated Maturity or Redemption Date, as the case may be;

          (2) The Trust has paid or caused to be paid all other sums payable hereunder by the Trust; and

          (3) the Trust has delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Trust to the Indenture Trustee under Section 6.07 and, if money shall have been deposited with the Indenture Trustee pursuant to subclause
(B) of clause (1) of this Section, the obligations of the Indenture Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

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

     SECTION 4.02. Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Indenture Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Trust acting as its own Paying Agent), as the Indenture Trustee may determine, to the persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Indenture Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                  ARTICLE FIVE
                                    REMEDIES

     SECTION 5.01. Event of Default.

     "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court on any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (and premium, if any, on) any Note at its Maturity; or

          (3) default in the performance, or breach, of any covenant or warranty of the Trust in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Trust by the Indenture Trustee or to the Trust and the Indenture Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Trust a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Trust under the Federal Bankruptcy Act or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (5) the institution by the Trust of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee,

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

     trustee, sequestrator (or other similar official) of the Trust or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they became due, or the taking of action by the Trustees in furtherance of any such action; or

          (6) B. F. Saul Advisory Company, L.L.C. ceases to be the investment advisor to the Trust without being immediately replaced by another entity the majority voting interest of which is owned or controlled, directly or indirectly, by the B. F. Saul Company, B. Francis Saul II, B. Francis Saul III, members of their immediate families, or trusts created solely for the benefit of the foregoing persons.

     SECTION 5.02. Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default occurs and is continuing, then and in every such case the Indenture Trustee or the Holders of not less than 25% in principal amount of the Notes Outstanding may declare the principal of all the Notes to be due and payable immediately, by a notice in writing to the Trust (and to the Indenture Trustee if given by Noteholders), and upon any such declaration such principal shall become immediately due and payable.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Notes Outstanding, by written notice to the Trust and the Indenture Trustee, may rescind and annul such declaration and its consequences if

          (1) the Trust has paid or deposited with the Indenture Trustee a sum sufficient to pay

               (A)  all overdue installments of interest on all Notes,

               (B) the principal of (and premium, if any, on) any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes,

               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate borne by the Notes, and

               (D) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel; and

          (2) all Events of Default, other than the non-payment of the principal of Notes which have become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

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

     SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

     The Trust covenants that if

          (1) default is made in the payment of any interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Note at the Maturity thereof,

the Trust will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the cost and expenses of collection, including the reasonable, compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

     If the Trust fails to pay such amount forthwith upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Trust or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Trust or any other obligor upon the Notes, wherever situated.

     If an Event of Default occurs and is continuing, the Indenture Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate judicial proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 5.04. Indenture Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Trust or any other obligor upon the Notes or the property of the Trust or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of any of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Trust for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise

                   (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Noteholders allowed in such judicial proceeding, and

                    (ii) to collect and receive any moneys or other property
               payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee, and in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 6.07.

     Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

     SECTION 5.05. Indenture Trustee May Enforce Claims Without Possession of Notes.

     All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

     SECTION 5.06. Application of Money Collected.

     Any money collected by the Indenture Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment, if only partially paid, and upon surrender thereof, if fully paid:

          FIRST:   To the payment of all amounts due the Indenture Trustee under
     Section 6.07;

          SECOND: To the payment of the amounts then due and unpaid upon the Notes for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium, if any) and interest, respectively; and

          THIRD:   The balance, if any, to the Person or Persons entitled
     thereto.

     SECTION 5.07. Limitation on Suits.

     No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

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

          (1) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (3) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceedings; and

          (5) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

     SECTION 5.08. Unconditional Right of Noteholders to Receive Principal and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 5.09. Restoration of Rights and Remedies.

     If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Trust, the Indenture Trustee and the Noteholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

     SECTION 5.10. Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11. Delay or Omission Not Waiver.

     No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

     SECTION 5.12. Control by Noteholders.

     The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction.

     SECTION 5.13. Waiver of Past Defaults.

     Subject to Section 5.02, the Holders of not less than a majority in principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

          (1) in respect of the payment of the principal of (or premium, if any, on) or interest on any Note, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

     SECTION 5.14. Undertaking for Costs.

     The parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 25% in principal amount of the Outstanding Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of (or premium, if any, on) or interest on any Note on or after the respective Stated Maturities expressed in such Note (or, in the case of redemption, on or after the Redemption Date).

     SECTION 5.15. Waiver of Stay or Extension Laws.

     The Trust covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Trust (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX
                              THE INDENTURE TRUSTEE

     SECTION 6.01. Certain Duties and Responsibilities.

     (a)  Except during the continuance of an Event of Default,

          (1) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

          (2) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

          (3) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture; and

          (4) no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

     SECTION 6.02. Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder, the Indenture Trustee shall transmit by mail to all Noteholders, as their names and addresses appear in the Note Register, notice of such default hereunder known to the Indenture Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Note, the Indenture Trustee shall be protected in withholding such notice if and so long as the board of directors or board of trustees, the executive committee or a trust committee of directors or trustees and/or Responsible Officers of the Indenture Trustee in good faith determine that the withholding of such notice is in the interests of the Noteholders; and provided, further, that in the case of any default of the character specified in
Section 5.01(3) no such notice to Noteholders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

     SECTION 6.03. Certain Rights of Indenture Trustee.

     Except as otherwise provided in Section 6.01:

     (a) the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Trust mentioned herein shall be sufficiently evidenced by a Trust Request or Trust Order and any resolution of the Trustees may be sufficiently evidenced by a Trustees' Resolution;

     (c) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Indenture Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

       (e) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

       (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Trust, personally or by agent or attorney; and

       (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

       SECTION 6.04.   Not Responsible for Recitals or Issuance of Notes.

       The recitals contained herein and in the Notes, except the certificates of authentication, shall be taken as the statements of the Trust, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Trust of the Notes or the proceeds thereof.

       SECTION 6.05.   May Hold Notes.

       The Indenture Trustee, any Paying Agent, Note Registrar or any other agent of the Trust, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 6.08 and 6.13, may otherwise deal with the Trust with the same rights it would have if it were not Indenture Trustee, Paying Agent, Note Registrar or such other agent.

       SECTION 6.06.   Money Held in Trust.

       All money received by the Indenture Trustee shall, until used or applied as herein provided, be held in trust hereunder for the purposes for which they were received. Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Trust.

       SECTION 6.07.   Compensation and Reimbursement.

       The Trust agrees

              (1) to pay to the Indenture Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

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              (2)    except as otherwise expressly provided herein, to reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

              (3) to indemnify the Indenture Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder.

       As security for the performance of the obligations of the Trust under this Section the Indenture Trustee shall have a lien prior to the Notes upon all property and funds held or collected by the Indenture Trustee as such, except funds held in trust for the payment of principal of, premium, if any, on or interest on the Notes.

       SECTION 6.08.   Disqualification; Conflicting Interests.

       (a) If the Indenture Trustee has or shall acquire any conflicting interest, as defined in this Section, within 90 days after ascertaining that it has such conflicting interest, and if the default to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90 day period, the Indenture Trustee shall either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article.

       (b) In the event that the Indenture Trustee shall fail to comply with the provisions of Subsection (a) of this Section, the Indenture Trustee shall, within 10 days after the expiration of such 90 day period, transmit by mail to all Noteholders, as their names and addresses appear in the Note Register, notice of such failure.

       (c) For the purpose of this Section, the Indenture Trustee shall be deemed to have a conflicting interest if the Notes are in default (as defined herein) and

              (1) the Indenture Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Trust are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Notes issued under this Indenture, provided that there shall be excluded from the operation of this paragraph any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Trust are outstanding, if

                            (i) this Indenture and such other indenture or indentures are wholly unsecured and rank equally and such other indenture or indentures are specifically described in this Indenture or are hereafter qualified under TIA, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of TIA that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of

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                     interest as to make it necessary in the public interest or for the protection of investors to disqualify the Indenture Trustee from acting as such under this Indenture and such other indenture or indentures, or

                            (ii) the Trust shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Indenture Trustee from acting as such under one of such indentures.

       The following indentures shall be deemed to be "specifically described" in this Indenture for purposes of Section 310(b)(iii)(1)(C)(i) of the Trust Indenture Act:

              B.F. Saul Real Estate Investment Trust Notes Due from One to Ten Years of Date of Issue (Indenture dated September 1, 1992) and First and Second
              Supplemental Indentures thereto;

              (2) the Indenture Trustee or any of its directors or executive officers is an underwriter for an obligor upon the Notes;

              (3) the Indenture Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for an obligor upon the Notes;

              (4) the Indenture Trustee or any of its directors or executive officers is a Trustee or director, officer, partner, employee, appointee or representative of the Trust, or of an underwriter (other than the Indenture Trustee itself) for the Trust who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Indenture Trustee and a Trustee or an executive officer, or both, of the Trust but may not be at the same time an executive officer of both the Indenture Trustee and the Trust; (ii) if and so long as the number of directors of the Indenture Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Indenture Trustee and a Trustee of the Trust; and (iii) the Indenture Trustee may be designated by the Trust or by any underwriter for the Trust to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

              (5) 10% or more of the voting securities of the Indenture Trustee is beneficially owned either by the Trust or by any Trustee or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Indenture Trustee is beneficially owned either by an underwriter for the Trust or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

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              (6)    the Indenture Trustee is the beneficial owner of, or holds as collateral security for an Obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Trust not including the Notes issued under this Indenture and securities issued under any other indenture under which the Indenture Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Trust;

              (7) the Indenture Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Indenture Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Trust;

              (8) the Indenture Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Indenture Trustee, owns 50% or more of the voting securities of the Trust; or

              (9) the Indenture Trustee owns, on the date of default upon the Notes or any anniversary of such default while such default remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraphs (6), (7) or (8) of this Subsection. As to any such securities of which the Indenture Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such default upon the Notes and annually in each succeeding year that the Notes remain in default, the Indenture Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Trust fails to make payment in full of the principal of, or interest on, any of the Notes when and as the same becomes due and payable, and such fail to make payment in full of the principal of, or interest on, any of the Notes when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Indenture Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30 day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Indenture Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Indenture Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

       The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to

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

constitute direct or indirect control for the purposes of paragraphs (3) or (7) of this Subsection.

       For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Indenture Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

       (d)    For the purposes of this Section:

              (1) The term "underwriter" when used with reference to the Trust means every person who, within one year prior to the time as of which the determination is made, has purchased from the Trust with a view to, or has offered or sold for the Trust in connection with, the distribution of any security of the Trust outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

              (2) The term "director" means any director of a corporation, or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

              (3) The term "person" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

              (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

              (5)    The term "Trust" means any obligor upon the Notes.

              (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether

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

       incorporated or unincorporated, but shall not include the chairman of the board of directors.

       (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions.

              (1) A specified percentage of the voting securities of the Indenture Trustee, the Trust or any other person referred to in this Section (each of whom is referred to as a "person " in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

              (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

              (3) The term "amount" when used in regard to securities means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

              (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                            (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                            (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                            (iii) securities pledged by the issuer thereof as
                     security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                            (iv) securities held in escrow if placed in escrow by the issuer thereof; provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

              (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

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       SECTION 6.09.   Corporate Trustee Required; Eligibility.

       There shall at all times be an Indenture Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $8,000,000, and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

       SECTION 6.10.   Resignation and Removal; Appointment of Successor.

       (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 6.11.

       (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Trust. If an instrument of acceptance by a successor lndenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

       (c) The Indenture Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Indenture Trustee and to the Trust.

       (d)    If at any time:

              (1) the Indenture Trustee shall fail to comply with Section 6.08(a) after written request therefor by the Trust or by any Noteholder who has been a bona fide Holder of a Note for at least six months, or

              (2)    the Indenture Trustee shall cease to be eligible under
       Section 6.09 and shall fail to resign after written request therefor by the Trust or by any such Noteholder, or

              (3) the Indenture Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Indenture Trustee or of its property shall be appointed or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Trust by a Trustees' Resolution may remove the Indenture Trustee, or (ii) subject to Section 5.14, any Noteholder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

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       (e)    If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Indenture Trustee for any cause, the Trust, by a Trustees' Resolution, shall promptly appoint a successor Indenture Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Indenture Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Trust and the retiring Indenture Trustee, the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the successor Indenture Trustee appointed by the Trust. If no successor Indenture Trustee shall have been so appointed by the Trust or the Noteholders and accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

       (f) The Trust shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

       SECTION 6.11.   Acceptance of Appointment by Successor.

       Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Trust and to the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee; but, on request of the Trust or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 6.07. Upon request of any such successor Indenture Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

       No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

       SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee.

       Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor to the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not yet delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes; and in case at that time any of the Notes shall not have been authenticated, any successor Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Indenture Trustee or to authenticate Notes in the name of any predecessor Indenture Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

       SECTION 6.13.   Preferential Collection of Claims against Trust.

       (a) Subject to Subsection (b) of this Section, if the Indenture Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Trust within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Indenture Trustee shall set apart and hold in a special account for the benefit of the Indenture Trustee individually, the Holders of the Notes and the holders of other indenture securities (as defined in Subsection (c) of this Section):

              (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months period and valid as against the Trust and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set off which the Indenture Trustee could have exercised if a petition in bankruptcy had been filed by or against the Trust upon the date of such default; and

              (2) all property received by the Indenture Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Trust and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Indenture
Trustee

                     (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Trust) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Indenture Trustee to a third person, and
              (iii) distributions made in cash, securities or other property in respect of claims filed against the Trust in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

                     (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months period;

                     (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months period and such property was received as security therefor simultaneously with the creation thereof, and if the Indenture Trustee shall sustain the

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

              burden of proving that at the time such property was so received the Indenture Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within three months; or

                     (D) to receive payment on any claim referred to in paragraph (B) or (C) against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

       For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre existing claim of the Indenture Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

       If the Indenture Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Indenture Trustee, the Noteholders and the holders of other indenture securities in such manner that the Indenture Trustee, the Noteholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Trust in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Indenture Trustee anything on account of the receipt by it from the Trust of the funds and property in such special account and before crediting to the respective claims of the Indenture Trustee and the Noteholders and the holders of other indenture securities dividends on claims filed against the Trust in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization are pending shall have jurisdiction (i) to apportion between the Indenture Trustee and the Noteholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Indenture Trustee and the Noteholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

       Any Indenture Trustee which has resigned or been removed after the beginning of such three months period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Indenture Trustee

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has resigned or been removed prior to the beginning of such three months period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                    (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Indenture Trustee had continued as Indenture Trustee, occurred after the beginning of such three months period; and

                    (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

     (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Indenture Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Noteholders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Trust; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self liquidating paper as defined in Subsection (c) of this Section.

     (c)  For the purposes of this Section only:

          (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Notes or upon the other indenture securities when and as such principal or interest becomes due and payable.

          (2) The term "other indenture securities" means securities upon which the Trust is an obligor outstanding under any other indenture (i) under which the Indenture Trustee is also trustee, (ii) which contains

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     provisions substantially similar to the provisions of this Section, and
     (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

          (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

          (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Trust for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Indenture Trustee simultaneously with the creation of the creditor relationship with the Trust arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

          (5) The term "Trust" means any obligor upon the Notes.

                                 ARTICLE SEVEN
          NOTEHOLDERS' LISTS AND REPORTS BY INDENTURE TRUSTEE AND TRUST

     SECTION 7.01. Trust to Furnish Indenture Trustee Names and Addresses of Noteholders.

     The Trust and any other obligor on the Notes will furnish or cause to be furnished to the Indenture Trustee

     (a) semi-annually, not more than 15 days after each June 15 and December 15, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such date, and

     (b) at such other times as the Indenture Trustee may request in writing, within 30 days after the receipt by the Trust of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided that no such list need be furnished so long as the Indenture Trustee is the Note Registrar hereunder.

     SECTION 7.02. Preservation of Information; Communications to Noteholders.

     (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section
7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

     (b) If three or more Holders of Notes (hereinafter referred to as "applicants") apply in writing to the Indenture Trustee, and furnish to the Indenture Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Notes with respect to their rights under this Indenture or under the Notes and is

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

accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Indenture Trustee shall, within five Business Days after the receipt of such application, at its election, either

                    (i) afford such applicants access to the information preserved at the time by the Indenture Trustee in accordance with Subsection (a) of this Section, or

                    (ii) inform such applicants as to the approximate number of
               Holders of Notes whose names and addresses appear in the information preserved at the time by the Indenture Trustee in accordance with Subsection (a) of this Section, and as to the approximate cost of mailing to such Noteholders the form of proxy or other communication, if any, specified in such application.

     If the Indenture Trustee shall elect not to afford such applicants access to such information, the Indenture Trustee shall, upon the written request of such applicants, mail to each Noteholder whose name and address appear in the information preserved at the time by the Indenture Trustee in accordance with Subsection (a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Indenture Trustee of the material to be mailed and of payment, or provisions for the payment, of the reasonable expenses of mailing unless within five days after such tender the Indenture Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Indenture Trustee, such mailing would be contrary to the best interests of the Holders of Notes or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Indenture Trustee shall mail copies of such material to all such Noteholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Indenture Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Notes, by receiving and holding the same, agrees with the Trust and the Indenture Trustee that neither the Trust nor the Indenture Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with Subsection (b) of this Section, regardless of the source from which such information was derived, and that the Indenture Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Subsection (b) of this Section.

     SECTION 7.03. Reports by Indenture Trustee.

     (a) The term "reporting date", as used in this Section, means May 15, beginning May 15, 2003. Within 60 days after the reporting date in each year, the Indenture Trustee shall transmit by mail to all Noteholders, as their names and addresses appear in the Note Register, a brief report dated as of such reporting date with respect to:

          (1) its eligibility under Section 6.09 and its qualifications under
     Section 6.08, or in lieu thereof, if to the best of its knowledge

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

     it has continued to be eligible and qualified under said Sections, a written statement to such effect;

          (2) the character and amount of any advances (and if the Indenture Trustee elects so to state, the circumstances surrounding the making thereof) made by the Indenture Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on any property or funds held or collected by it as Indenture Trustee, except that the Indenture Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Notes Outstanding on the date of such report;

          (3) the amount, interest rate and maturity date of all other indebtedness owing by the Trust (or by any other obligor on the Notes) to the Indenture Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b) (2), (3),
     (4) or (6);

          (4) the property and funds, if any, physically in the possession of the Indenture Trustee as such on the date of such report;

          (5) any additional issue of Notes which the Indenture Trustee has not previously reported; and

          (6) any action taken by the Indenture Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Notes, except action in respect of a default, notice of which has been or is to be withheld by the Indenture Trustee in accordance with Section 6.02.

     (b) The Indenture Trustee shall transmit by mail to all Noteholders, as their names and addresses appear in the Note Register, a brief report with respect to the character and amount of any advances, and, if the Indenture Trustee elects so to state, the circumstances surrounding the making thereof, made by the Indenture Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on property or funds held or collected by it as Indenture Trustee, and which it has not previously reported pursuant to this Subsection, except that the Indenture Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Notes Outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) A copy of each such report shall, at the time of such transmission to Noteholders, be filed by the Indenture Trustee with each stock exchange upon which the Notes are listed, and also with the Commission. The Trust will notify the Indenture Trustee when the Notes are listed on any stock exchange.

     SECTION 7.04. Reports by Trust.

     The Trust will

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

          (1) file with the Indenture Trustee, within 15 days after the Trust is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulation prescribe) which the Trust may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Trust is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Trust with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Noteholders, as their names and addresses appear in the Note Register, within 30 days after the filing thereof with the Indenture Trustee, such summaries of any information, documents and reports required to be filed by the Trust pursuant to paragraphs (1) and
     (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT
                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

     SECTION 8.01. Trust May Consolidate, etc., only on Certain Terms.

     The Trust shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, other than a transfer pursuant to Section 8.03 hereof, unless:

          (1) the Person formed by such consolidation or into which the Trust is merged or the Person which acquires by conveyance or transfer the properties and assets of the Trust substantially as an entirety shall be a voluntary association, corporation or other entity organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all the Notes and the performance of every covenant of this Indenture on the part of the Trust to be performed or observed;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Trust has delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such

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

         consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 8.02. Successor Substituted.

         Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Trust substantially as an entirety in accordance with Section 8.01, the successor formed by such consolidation or into which the Trust is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Trust under this Indenture with the same effect as if such successor had been named as the Trust herein. When a successor assumes all of the obligations of its predecessor under this Indenture and the Notes, the predecessor shall be released from such obligations. In the event of any such conveyance or transfer, the Trust may be dissolved, wound up and liquidated at any time thereafter.

         SECTION 8.03. Transfer of Chevy Chase Bank, F.S.B. Capital Stock.

         The Trust may at any time, so long as no Event of Default has occurred and is continuing under this Indenture, without the consent of the Noteholders and notwithstanding the other provisions of this Indenture, transfer the capital stock of Chevy Chase Bank, F.S.B. (the "Bank") or the capital stock of any Subsidiary owning the capital stock of the Bank, along with any capital contribution or other transfer in amounts deemed appropriate by the Trust in its sole discretion, to any other Person. Notice of such transfer will be mailed at least 30 days prior to the date of the transfer to the Indenture Trustee.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

         SECTION 9.01. Supplemental Indentures Without Consent of Noteholders.

         Without the consent of the Holders of any Notes, the Trust, when authorized by a Trustees' Resolution, and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

                 (1) to evidence the succession of another voluntary association, corporation or other entity to the Trust, and the assumption by any such successor of the covenants of the Trust herein and in the Notes contained in accordance with the provisions of Article 8; or

                 (2) to add to the covenants of the Trust or any other obligor upon the Notes, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Trust; or

                 (3) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect in any material respect the interest of the Holders of the Notes; or

                 (4) to create, from time to time, Notes in addition to the $50,000,000 principal amount of Notes initially issuable hereunder,

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

         which subsequently created Notes shall be identical to the Notes initially issuable hereunder, except for interest rate, maturity date and issue date; or

                 (5) to modify, amend or supplement this Indenture to such extent as shall be necessary to effect the qualification of this Indenture or any indenture supplemental hereto entered into pursuant to
         Section 9.01 under the Trust Indenture Act of 1939 as then in effect, or under any similar Federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by TIA, excluding, however, the provisions referred to in Section 316(a)(2) of TIA, as in effect at the date as of which this Indenture was executed or any corresponding provision in any similar Federal statute hereafter enacted; or

                 (6) to add any additional Events of Default; or

                 (7) to evidence and provide for the acceptance of the appointment of a successor Indenture Trustee under this Indenture.

                 SECTION 9.02. Supplemental Indentures With Consent of Noteholders.

         With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Notes, by Act of said Holders delivered to the Trust and the Indenture Trustee, the Trust, when authorized by a Trustees' Resolution, and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

                 (1) change the Stated Maturity of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the interest thereon or the coin or currency in which any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                 (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

                 (3) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Note affected thereby.

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

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

         SECTION 9.03. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into pursuant to Section 9.01(5)) be obligated to, enter into any such supplemental indenture which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 9.04. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 9.05. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect, if this Indenture shall then be qualified under TIA.

         SECTION 9.06. Reference in Notes to Supplemental Indentures.

         Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Trust shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Trust, to any such supplemental indenture may be prepared and executed by the Trust and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE TEN
                                    COVENANTS

         SECTION 10.01. Payment of Principal and Interest.

         The Trust will duly and punctually pay, or provide for the payment of, the principal of (and premium, if any, on) and interest on the Notes in accordance with the terms of the Notes and this Indenture.

         SECTION 10.02. Maintenance of Office or Agency.

         The Trust will maintain an office or agency in The City of New York (said jurisdiction being herein called a "Place of Payment"), where Notes may be presented or surrendered for payment of principal (premium, if any) at maturity and for transfer or exchange and where notices and demands to or upon the Trust in respect of the Notes and this Indenture may be served. The Trust initially appoints U.S. Bank Trust National Association as its agent for such purposes in The City of New York. The Trust will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of such office or agency. If at any time the Trust shall fail to maintain such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such

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

presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Trust hereby appoints the Indenture Trustee its agent to receive all such presentations, surrenders, notices and demands.

         The Trust may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Trust of its obligation to maintain an office or agency in The City of New York for such purposes. The Trust will give prompt written notice to the Indenture Trustee of any such designation or rescission and any change in the location of any such other office or agency.

         SECTION 10.03. Money for Note Payments to be Held in Trust.

         If the Trust shall at any time act as its own Paying Agent with respect to the payment of either principal (and premium, if any) or interest, it will, on or before each applicable due date of the principal of (and premium, if any, on) or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Indenture Trustee of its failure so to act.

         Whenever the Trust shall have one or more Paying Agents with respect to the payment of either principal (and premium, if any) or interest, it will, prior to each applicable due date of the principal of or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Indenture Trustee) the Trust will promptly notify the Indenture Trustee of its action or failure so to act.

         The Trust will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee, subject to the provisions of this Section, that such Paying Agent will

                 (1) hold all sums held by it for the payment of principal of (and premium, if any, on) or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                 (2) give the Indenture Trustee notice of any default by the Trust (or any other obligor upon the Notes) in the making of any such payment of principal (and premium, if any) or interest; and

                 (3) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent.

         The Trust may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by the Trust or such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which sums were held by the Trust or such Paying Agent; and, upon such

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

payment by any Paying Agent to the Indenture Trustee such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Indenture Trustee or any Paying Agent, or then held by the Trust, in trust for the payment of the principal of (and premium, if any, on) or interest on any Note and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Trust on request or, if with the Indenture Trustee, on Trust Request, or (if then held by the Trust) shall be discharged from such trust, and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Trust for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money, and all liability of the Trust as trustee thereof, shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Trust cause to be published once, in an Authorized Newspaper in the Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Trust.

         SECTION 10.04. Payment of Taxes and other Claims.

         The Trust will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; provided, however, that the Trust shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 10.05. Maintenance of Properties.

         The Trust will cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Trust may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Trust from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Trust, desirable in the conduct of its business and not disadvantageous in any material respect to the Noteholders.

         SECTION 10.06. Statement as to Compliance.

         The Trust and each other obligor on the Notes, if any, will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year, an officers' certificate from its chief executive officer, principal financial officer, or principal accounting officer, stating whether or not, to the best knowledge of the signer thereof, the Trust is in default in the performance and observance of any of the conditions or covenants of the Indenture, and if the Trust should be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         SECTION 10.07. Existence.

         Subject to Article Eight, the Trust will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Maryland

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

real estate investment trust, rights (as such) and franchises; provided, however, that the Trust shall not be required to preserve any right or franchise if the Trustees shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Trust and that the loss thereof is not disadvantageous in any material respect to the Noteholders.

         SECTION 10.08. Maintenance of Insurance.

         The Trust will maintain insurance with responsible insurance companies on its properties and against claims to which it may be exposed to the same extent as is carried by organizations owning similar properties engaged in a similar business and in accordance with good business practice or, in lieu thereof, the Trust will maintain a system of self-insurance which will accord with the practices of such organizations.

         SECTION 10.09. Waiver of Certain Covenants.

         The Trust may omit in any particular instance to comply with any covenant or condition set forth in Section 10.04, 10.05, 10.07 or 10.08, if before or after the time for such compliance the holders of at least a majority in principal amount of the Notes at the time Outstanding shall, by Act of such Noteholders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Trust and the duties of the Indenture Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN
                           REDEMPTION OF CERTAIN NOTES

         SECTION 11.01. Right of Redemption; Redemption Price.

         The Trust may, at its election, redeem any of the Notes having a Stated Maturity of more than one year from date of issue on any Interest Payment Date with respect to such Note on or after the first anniversary of the date of issue of such Note at a Redemption Price (exclusive of the installment of interest due on the Redemption Date payment of which shall have been made or duly provided for to the registered Holder on the relevant Record Date) equal to the Principal Amount of the Note so redeemed.

         SECTION 11.02. Applicability of Article.

         Redemption of Notes at the election of the Trust or otherwise permitted or required by any provision of this Indenture shall be made in accordance with such provision and this Article.

         SECTION 11.03. Election to Redeem; Notice to Indenture Trustee.

         In case of any redemption at the election of the Trust of less than all of the Notes having a Stated Maturity of more than one year from date of issue and an Interest Payment Date on the Redemption Date, the Trust shall, at least 45 days prior to the Redemption Date fixed by the Trust (unless a shorter notice shall be satisfactory to the Indenture Trustee), notify the Indenture Trustee of such Redemption Date and of the Notes selected to be redeemed.

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

         SECTION 11.04. Selection of Notes to be Redeemed.

         If less than all the Notes having a Stated Maturity of more than one year and the same Interest Payment Date as the Redemption Date are to be redeemed pursuant to Section 11.01, the particular Notes to be redeemed shall be selected from the Outstanding Notes not previously called for redemption by such method as the Trust shall deem appropriate and may include redemption of Notes with higher interest rates first.

         SECTION 11.05. Notice of Redemption.

         Notice of redemption shall be given by the Trust by first class mail, postage prepaid, mailed not less than 30 and not more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed at his address appearing in the Note Register.

         All notices of redemption shall state:

                 (1) the Redemption Date,

                 (2) the Redemption Price,

                 (3) if less than all Notes having a Stated Maturity of more than one year from date of issue and the same Interest Payment Date as the Redemption Date are to be redeemed, the identification of the Notes to be redeemed from the Holder to whom the notice is given,

                 (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Note and that interest thereon shall cease to accrue on and after said date,

                 (5) the place where such Notes are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Trust in the Place of Payment.

         SECTION 11.06. Deposit of Redemption Price.

         Prior to any Redemption Date, the Trust shall deposit with the Indenture Trustee or with a Paying Agent (or, if the Trust is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount sufficient to pay the Redemption Price of all the Notes which are to be redeemed on that date.

         SECTION 11.07. Notes Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (if no default is made in making due provision for the payment of the Redemption Price) such Notes shall cease to bear interest. Upon surrender of such Notes for redemption in accordance with said notice, such Notes shall be paid by the Trust at the Redemption Price. Installments of interest whose Payment Date is on or prior to the Redemption Date shall be payable to Holders of Notes registered as such on the relevant Record Dates according to their terms.

         If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Notes.

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

                                 ARTICLE TWELVE
                    IMMUNITY OF ORGANIZERS, HOLDERS OF SHARES
             OF BENEFICIAL INTEREST OF TRUST, OFFICERS AND TRUSTEES

         SECTION 12.01. Exemption from Individual Liability.

         No recourse for the payment of the principal of or interest on any Note, or under or upon any obligation, covenant or agreement of this Indenture or of any Note, or because of any indebtedness evidenced thereby, or for any claim based thereon or otherwise in respect thereof, shall be had against any organizer, shareholder, officer or Trustee, past, present or future, as such, of the Trust or of any predecessor or successor, either directly or through the Trust or any such predecessor or successor, whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and the obligations issued hereunder are enforceable solely against the Trust property, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the organizers, holders of shares of beneficial interest of the Trust, officers or Trustees of the Trust or of any predecessor or successor, or any of them, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Notes or implied therefrom, and that any and all such liability is hereby expressly waived and released by the Indenture Trustee and every Holder of Notes as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Notes.

         SECTION 12.02. No Liability Other Than of Trust.

         The covenants and obligations set forth in this Indenture as having been made by the Trust have been made by the Trustees of the Trust acting as such Trustees pursuant to the authority vested in them by the Declaration of Trust. This Indenture has been, and the Notes to be issued hereunder will be, executed by Trustees or officers of the Trust in their capacities as Trustees or officers under the Declaration of Trust, and not individually, and, in accordance with the provisions of the Declaration of Trust, the covenants and obligations of the Trust or the Trustees contained in any Note and in this Indenture are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees or shareholders, officers, employees or agents of the Trust, but the Trust's property only shall be bound.

                                    * * * * *

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, U.S. Bank Trust National Association has caused this Indenture to be duly executed and its seal to be hereunto affixed and attested, and the B. F. Saul Real Estate Investment Trust has caused this Indenture to be duly executed, and its seal to be hereunto affixed and attested in Bethesda, Maryland, all as of the day and year first above written.

Attest:                                           U.S. BANK TRUST NATIONAL
                                                  ASSOCIATION

_____________________                             By:___________________________
                                                     [Name]
                                                     [Title]

Attest:                                        B. F. SAUL REAL ESTATE INVESTMENT
                                                     TRUST

_______________________                        By:_____________________________
B. Francis Saul III                               Henry Ravenel, Jr.
Secretary                                         Vice President


State of New York ss.:
County of New York

         On this ____ day of March 2003, before me personally came _________ and __________ who, being by me duly sworn, did depose and say that they are Vice President and Corporate Trust Officer of U.S. Bank Trust National Association, the corporation described in and which executed the foregoing instrument; that they know the seal of said corporation; that the seal affixed to such instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation and that they signed their names thereto by like authority.

                                                         _______________________
                                                         Notary Public

(Notarial Seal)
My Commission Expires ______________

State of Maryland      ss.:
County of Montgomery

         I, ________________, a notary public in and for the County and State aforesaid, do certify that HENRY RAVENEL, JR. and B. FRANCIS SAUL III, whose names as Vice President and Secretary, respectively, of B. F. SAUL REAL ESTATE INVESTMENT TRUST, a Maryland real estate investment trust, are signed to the writing above, bearing date as of the ___ day of [_____], 2003, have acknowledged the same before me in my State aforesaid.

         Given under my hand and seal this ___ day of [______], 2003.



                                                         _______________________
                                                         Notary Public

(Notarial Seal)
My Commission Expires ______________

                                       49